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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): December 16, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This current report includes forward-looking statements.  These forward looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison
International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                                 Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On December 16, 2004, the Edison International Compensation and Executive Personnel Committee approved the award of long-term incentives for 2005 to executive officers of Edison International and its affiliates.  As in recent years, these long-term incentive awards will have two components, with Edison International nonqualified stock options comprising 75% of the award value and Edison International performance shares comprising 25% of the award value.  A copy of the Edison International 2005 Long-Term Incentives Terms and
Conditions is attached hereto as Exhibit 99.1.  Such information is incorporated herein by reference.

         On December 16, 2004 the Edison International Compensation and Executive Personnel Committee approved target annual incentives for 2005 for executive officers under the Edison International Executive Incentive
Compensation Plan (the "Plan").  Under the Plan, annual incentive compensation is determined on the basis of company, organizational and individual performance relative to corporate goals.  A copy of the goals for 2005 is attached hereto as Exhibit 99.2.  Such information is incorporated herein by reference.  These goals are subject to review and possible revision at the next regular Edison International Board meeting currently scheduled to occur in February 2005.

         Also, on December 16, 2004, the Edison International Board of Directors increased the annual director match under Edison International's matching gifts program to up to $10,000 per calendar year to qualified institutions, effective November 18, 2004.  Edison International's matching gifts program provides assistance to qualified public and private schools by matching dollar-for-dollar gifts of at least $25 up to a prescribed maximum amount per calendar year for employees of the Edison International companies and includes directors of
Edison International and its subsidiary Southern California Edison Company.

                                   Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

         See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                                     (Registrant)

                                                          /s/ KENNETH S. STEWART
                                                          KENNETH S. STEWART
                                                          Assistant General Counsel and Assistant Secretary

DATE:  DECEMBER 22, 2004

                                      EXHIBIT INDEX

Exhibit No.    Description

99.1           Edison International 2005 Long-Term Incentives Terms and Conditions.

99.2           2005 performance goals for the Edison International Executive Incentive
               Compensation Plan.